UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2013

NexCore Healthcare Capital Corp

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50764	20-0003432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 18th Street, Suite 250, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 244-0700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 17, 2013, Robert D. Gross announced his intention to retire effective January 3, 2014 from his position as Chief Operating Officer of NexCore Healthcare Capital Corp. As part of the transition process, many of the duties and responsibilities Mr. Gross has been performing as Chief Operating Officer will be assigned to other officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXCORE HEALTHCARE CAPITAL CORP

 Dated: December 17, 2013

By: /s/ Robert E. Lawless

Robert E. Lawless

Chief Financial Officer